Exhibit 99.2

INVESTOR PRESENTATION JANUARY 2022 Alerus

1 Forward - Looking Statements This presentation contains “forward - looking statements” within the meaning of the safe harbor provisions of the U .. S .. Private Securities Litigation Reform Act of 1995 .. Forward - looking statements include, without limitation, statements concerning plans, estimates, calculations, forecasts and projections with respect to the anticipated future performance of Alerus Financial Corporation .. These statements are often, but not always, identified by words such as “may”, “might”, “should”, “could”, “predict”, “potential”, “believe”, “expect”, “continue”, “will”, “anticipate”, “seek”, “estimate”, “intend”, “plan”, “projection”, “would”, “annualized”, “target” and “outlook”, or the negative version of those words or other comparable words of a future or forward - looking nature .. Examples of forward - looking statements include, among others, statements we make regarding our projected growth, anticipated future financial performance, financial condition, credit quality, management’s long - term performance goals and the future plans and prospects of Alerus Financial Corporation .. Forward - looking statements are neither historical facts nor assurances of future performance .. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions .. Because forward - looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control .. Our actual results and financial condition may differ materially from those indicated in the forward - looking statements .. Therefore, you should not rely on any of these forward - looking statements .. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward - looking statements include, among others, the following : the negative effects of the ongoing COVID - 19 pandemic, including its effects on the economic environment, our clients and our operations including due to supply chain disruptions, as well as any changes to federal, state or local government laws, regulations or orders in connection with the pandemic ; our ability to successfully manage credit risk and maintain an adequate level of allowance for loan losses ; new or revised accounting standards, including as a result of the future implementation of the new Current Expected Credit Loss Standard ; business and economic conditions generally and in the financial services industry, nationally and within our market areas , including rising rates of inflation ; the overall health of the local and national real estate market ; concentrations within our loan portfolio ; the level of nonperforming assets on our balance sheet ; our ability to implement our organic and acquisition growth strategies ; the impact of economic or market conditions on our fee - based services ; our ability to continue to grow our retirement and benefit services business ; our ability to continue to originate a sufficient volume of residential mortgages ; the occurrence of fraudulent activity, breaches or failures of our information security controls or cybersecurity related incidents ; interruptions involving our information technology and telecommunications systems or third - party servicers ; potential losses incurred in connection with mortgage loan repurchases ; the composition of our executive management team and our ability to attract and retain key personnel ; rapid technological change in the financial services industry ; increased competition in the financial services industry , from non - banks such as credit unions and other Fintech companies ; our ability to successfully manage liquidity risk , especially in light of recent excess liquidity at the Bank ; the effectiveness of our risk management framework ; the commencement and outcome of litigation and other legal proceedings and regulatory actions against us or to which we may become subject ; potential impairment to the goodwill we recorded in connection with our past acquisitions ; the extensive regulatory framework that applies to us ; the impact of recent and future legislative and regulatory changes ; interest rate risks associated with our business , including the effects of anticipated rate increases by the Federal Reserve ; fluctuations in the values of the securities held in our securities portfolio ; governmental monetary, trade and fiscal policies ; severe weather, natural disasters, widespread disease or pandemics, such as the COVID - 19 global pandemic, acts of war or terrorism or other adverse external events ; any material weaknesses in our internal control over financial reporting ; developments and uncertainty related to the future use and availability of some reference rates, such as the London Interbank Offered Rate, as well as other alternative rates ; changes to U .. S .. or state tax laws, regulations and guidance, including recent proposals to increase the federal corporate tax rate ; the impact of inflation and anticipated interest rate increases ; talent and labor shortages and employee turnover ; possible federal mask and vaccine mandates ; our success at managing the risks involved in the foregoing items ; and any other risks described in the “Risk Factors” sections of the reports filed by Alerus Financial Corporation with the Securities and Exchange Commission .. Any forward - looking statement made by us in this presentation is based only on information currently available to us and speaks only as of the date on which it is made .. We undertake no obligation to publicly update any forward - looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise .. Non - GAAP Financial Measures This presentation includes certain ratios and amounts that do not conform to U .. S .. Generally Accepted Accounting Principles, or GAAP .. Management uses certain non - GAAP financial measures to evaluate financial performance and business trends from period to period and believes that disclosure of these non - GAAP financial measures will help investors, rating agencies and analysts evaluate the financial performance and condition of Alerus Financial Corporation .. This presentation includes a reconciliation of each non - GAAP financial measure to the most comparable GAAP equivalent .. Miscellaneous Except as otherwise indicated, this presentation speaks as of the date hereof .. The delivery of this presentation shall not, under any circumstances, create any implication that there has been no change in the affairs of Alerus Financial Corporation after the date hereof .. Certain of the information contained herein may be derived from information provided by industry sources .. We believe that such information is accurate and that the sources from which it has been obtained are reliable .. We cannot guarantee the accuracy of such information, however, and we have not independently verified such information .. DISCLAIMERS

2 Retirement and Benefit Revenue 30.6% Wealth Management Revenue 9.0% Mortgage Revenue 20.7% Banking Fees 2.6% Net Interest Income 37.1% FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2021 Noninterest income: $147.4 million Net interest income: $87.1 million $29.4 $27.8 $31.9 $34.2 $36.7 2017 2018 2019 2020 2021 OUR MISSION ▪ To positively impact our clients’ financial potential - through holistic guidance, unparalleled service, and engaging technology. COMPANY PROFILE Data as of 12/31/2021. DIVERSIFIED REVENUE STREAM ASSET GROWTH (IN BILLIONS) Banking Assets Retirement and Benefit Services AUA/AUM Wealth Management AUA/AUM $2.7 $2.6 $3.1 $3.3 $4.0 2017 2018 2019 2020 2021 NONINTEREST INCOME AS A % OF REVENUE: 62.9% DIVERSIFIED FINANCIAL SERVICES COMPANY ▪ $3.4 billion Banking assets ▪ $36.7 billion Retirement and Benefits AUA/AUM ▪ $4.0 billion Wealth Management AUA/AUM ▪ $1.8 billion in Mortgage Originations YTD ALERUS BUSINESS LINES ▪ Banking ▪ Retirement and Benefits ▪ Wealth Management ▪ Mortgage $2.1 $2.2 $2.4 $3.0 $3.4 2017 2018 2019 2020 2021

3 FRANCHISE FOOTPRINT FULL - SERVICE BANKING OFFICES Alerus offers banking, retirement and benefits, mortgage and wealth management services at all full - service banking offices ▪ Grand Forks, ND: 4 full - service banking offices ▪ Fargo, ND: 3 full - service banking offices ▪ Twin Cities, MN: 6 full - service banking offices ▪ Phoenix, AZ: 2 full - service banking offices RETIREMENT AND BENEFITS SERVICES OFFICES ▪ 1 office in Minnesota ▪ 1 office in Michigan ▪ 1 office in Colorado ▪ Serve clients in all 50 states through retirement plan services DIVERSIFIED CLIENT BASE ▪ 45,600 consumers ▪ 9,800 businesses ▪ 7,500 employer - sponsored retirement plans Data as of 12/31/2021. ▪ 376,800 employer - sponsored retirement plan participants ▪ 65,900 health savings account participants ▪ 57,200 flexible spending account/health reimbursement arrangement participants

4 ONE ALERUS REINVENTION OF PROCESSES We have aligned processes, policies, and procedures throughout all departments to enhance client experience and improve our Company's efficiency Our expectation is this initiative will continue to improve our scalability and operating costs TAILORED ADVICE We strive to provide each client with a primary point of contact — a trusted advisor — who deals with individual needs and integrates other department’s expertise when necessary SYNERGISTIC GROWTH Deposits sourced from our retirement and benefits division totaled $669.0 million as of December 31, 2021 Cumulative rollovers have added $1.0 billion of assets under management 1 - 4 Family 1 st Liens totaled $479.1 million in the fourth quarter TECHNOLOGY INVESTMENT We have proactively invested in technology to further our goal to effectively integrate all departments and business lines These investments allow for digital and proactive engagement with clients DIVERSIFIED SERVICES We can offer comprehensive product and service packages to our clients including banking, mortgage, wealth management, retirement benefits and payroll administration ONE ALERUS STRATEGY One Alerus enables us to bring our product and service offerings to clients in a cohesive and seamless manner. We believe the One Alerus initiative will enable us to achieve future organic growth by leveraging our existing client base and help us continue to provide strong returns to our stockholders ONE ALERUS

STRATEGIC GROWTH

To supplement our strong organic growth, we have executed 24 acquisitions throughout the history of our company across all business lines:

2000
REBRANDED TO ALERUS

2002
Acquired a branch from BNC National Bank (Fargo, ND)

2003
Acquired Pension Solutions, Inc. (St. Paul, MN)
The catalyst to the Retirement Division

2006
OPENED A TRUST AND INVESTMENT OFFICE (TWIN CITIES)
Acquired Stanton Trust Company (Minneapolis, MN)

2007
EXPANDED TO MINNESOTA MARKET
OPENED A BUSINESS BANKING OFFICE (MINNETONKA, MN)
Acquired Acclaim Benefits, Inc. (Minneapolis, MN)
Acquired Stanton Investment Advisors (Minneapolis, MN)

2009
EXPANDED TO ARIZONA MARKET
OPENED A BUSINESS BANKING OFFICE (SCOTTSDALE, AZ)
Acquired retirement plan practice of Eide Bailly, LLP (Minneapolis, MN)
Acquired Prosperan Bank (Twin Cities, MN)
Acquired deposits from BankFirst (Minneapolis, MN)
Acquired Residential Mortgage Group (Minnetonka, MN)

2011
Acquired selected loans and deposits (in MN) and a branch (in AZ) from BNC National Bank

2012
EXPANDED TO MICHIGAN
Acquired PensionTrend, Inc. and PensionTrend Investment Advisers, LLC (Okemos, MI)

2013
Acquired Tegrit Administrators, LLC

2014
EXPANDED TO NEW HAMPSHIRE
Acquired Private Bank Minnesota (Minneapolis, MN)
Acquired Retirement Alliance, Inc. (Manchester, NH)

2015
Acquired Interactive Retirement Systems, Ltd. (Bloomington, MN)

2016
Acquired Beacon Bank (Shorewood, Excelsior, Eden Prairie and Duluth, MN)
Acquired Alliance Benefit Group North Central States, Inc. (Albert Lea and Eden Prairie, MN)

2017
LAUNCHED ONE ALERUS STRATEGIC GROWTH PLAN

2019
LAUNCHED FINANCIAL WELLNESS TECHNOLOGY
COMPLETED INITIAL PUBLIC OFFERING (IPO)

2020
EXPANDED TO COLORADO
Acquired Retirement Planning Services, Inc. (Littleton, CO)

2021
Announced agreement to acquire Metro Phoenix Bank (Phoenix, AZ)

5 ALERUS

6 ▪ Diversified client base consists of 45,600 consumers, 9,800 businesses and over 376,800 employer - sponsored retirement and benefit plan participants ▪ Harness product synergies unavailable to traditional banking organizations ▪ Capitalize on strategic opportunities to grow in our existing markets or new markets ▪ Acquisition targets include banks and nationwide fee income companies with complementary business models, cultural similarities, synergy and growth opportunities ▪ Recruit top talent to accelerate growth in our existing markets or jumpstart our entrance into new markets ▪ Market disruption caused by M&A activity provides lift - out opportunities ▪ Proactively position ourselves as an acquirer and employer of choice ▪ Invested in one of the leading marketing automation technologies ▪ Provide secure and reliable technology that meets evolving client expectations ▪ Integrate our full product and service offerings through our fast - follower strategy ▪ Collaborative leadership team focused on growing organically by deepening relationships with existing clients through our expansive services ▪ Diversified business model focused on bringing value to the client through advice and specialty solutions to help clients grow KEY STRATEGIC INITIATIVES GROWING THE ALERUS FRANCHISE LEVERAGE OUR EXISTING CLIENT BASE EXECUTE STRATEGIC ACQUISITIONS PURSUE TALENT ACQUISITION ENHANCE BRAND AWARENESS STRENGTHEN AND BUILD INFRASTRUCTURE ORGANIC GROWTH “ONE ALERUS”

OFFICERS AND DIRECTORS

OUR MOTIVATED, DEDICATED, AND ENERGETIC LEADERS KEEP US ON THE RIGHT PATH

SENIOR EXECUTIVE TEAM



KATIE LORENSON
Director, President and
Chief Executive Officer
5 years with Alerus



ANN MCCONN
Executive Vice President and
Chief Shared Services Officer
20 years with Alerus



KARIN TAYLOR
Executive Vice President and
Chief Risk Officer
4 years with Alerus

BOARD OF DIRECTORS



RANDY NEWMAN
Since 1995
Executive Chairman, Alerus
Former President and CEO, Alerus
Fargo, ND



KEVIN LEMKE
Since 1994
President
Virtual Systems, Inc.
Grand Forks, ND



KAREN BOHN
Since 1999
President, Galeo Group, LLC
Former Chief Administrative Officer
Piper Jaffray Co.
Edina, MN



SALLY SMITH
Since 2007
Former President and CEO
Buffalo Wild Wings, Inc.
Minneapolis, MN



GALEN VETTER
Since 2013
Former Global CFO, Franklin Templeton Investments; Former Partner-in-Charge, Upper Midwest Region, RSM
Minneapolis, MN



DAN COUGHLIN
Since 2016
Former MD & Co-Head – Fin'l Services Inv. Banking, Raymond James; Former Chairman & CEO, Howe Barnes Hoefer & Arnett
Chicago, IL



MICHAEL MATHEWS
Since 2019
CIO, Deluxe Corporation
Former SVP – Technology and Enterprise Programs, UnitedHealth Group
Minneapolis, MN



JANET ESTEP
Since 2021
Former President and CEO, Nacha
Former EVP, US Bank Transaction Division
Former VP, Pace Analytical Services
Naples, FL



JILL SCHURTZ
Since 2021
CEO and CIO, St. Paul Teacher's Retirement Fund Association
Former CEO and COO, Robeco-Sage Mgmt.
Minneapolis, MN



MARY ZIMMER
Since 2021
Former Director of Diverse Client Segments and Former Northern Regional President, Wells Fargo Advisors
Former Head of Intl. Wealth USA, Royal Bank of Canada U.S. Wealth Mgmt.
Minneapolis, MN

7
ALERUS

8 2021 HIGHLIGHTS

9 ▪ Record net income with the highest levels of production in Company history across diverse product offering while being recognized as a top workplace ▪ Paycheck Protection Program (PPP) – helped current and new clients secure nearly 2,500 loans for approximately $474 million through PPP, with over 90% forgiven ▪ Strengthened SBA lending expertise through the successful lift out of talented 5 - person SBA team in the Minneapolis - St. Paul, Minnesota market ▪ 2021 mortgage originations exceeded 2020 record levels, reaching a new milestone at $1.8 billion ▪ Maintained exceptional credit quality, include a second consecutive year of net recoveries and top tier levels of allowance to loans and capital ▪ Announced our largest bank acquisition in company history with the addition of Metro Phoenix Bank, a high performing, high growth commercial bank in the robust Phoenix, Arizona market ▪ Seamlessly transitioned CEO leadership and recruited three seasoned executives to the Board SUCCESS IS NEVER FINAL 2021 SUMMARY

2021 FINANCIAL HIGHLIGHTS

INCOME STATEMENT

(dollars and shares in thousands, except per share data)	Three months ended December, 2021	Three months ended September, 2021	Three months ended December, 2020	Twelve months ended December, 2021	Twelve months ended December, 2020
Net Interest Income	$ 22,789	$ 21,132	$ 23,153	$ 87,099	$ 83,846
Provision for Loan Losses	(1,500)	(2,000)	1,400	(3,500)	10,900
Net Interest Income After Provision for Loan Losses	24,289	23,132	21,753	90,599	72,946
Noninterest Income	33,718	36,040	38,696	147,387	149,371
Noninterest Expense	41,276	42,041	47,125	168,909	163,799
Income Before Income Taxes	16,731	17,131	13,324	69,077	58,518
Income Tax Expense	4,026	4,064	3,144	16,396	13,843
Net Income	$ 12,705	$ 13,067	$ 10,180	$ 52,681	$ 44,675
Per Common Share Data					
Earnings Per Common Share – Diluted	$ 0.72	$ 0.74	$ 0.57	$ 2.97	$ 2.52
Diluted Average Common Shares Outstanding	17,480	17,499	17,450	17,486	17,438
Performance Ratios					
Return on Average Total Assets	1.50%	1.62%	1.34%	1.66%	1.61%
Return on Average Tangible Common Equity[1]	17.36%	18.13%	15.13%	18.89%	17.74%
Noninterest Income as a % of Revenue	59.67%	63.04%	62.57%	62.86%	64.05%
Net Interest Margin (Tax-Equivalent)[1][2]	2.84%	2.78%	3.23%	2.90%	3.22%
Efficiency Ratio[1]	71.06%	71.49%	74.44%	70.02%	68.40%

1 – Represents a non-GAAP Financial measure. See "Non-GAAP Disclosure Reconciliation."

2 – Net interest margin (tax-equivalent) excluding PPP loans for the three months and year ended December 31, 2021, was 2.62% and 2.73%, respectively.

10 ALERUS

11 282% 318% 306% 674% 1,437% 0.00% 200.00% 400.00% 600.00% 800.00% 1,000.00% 1,200.00% 1,400.00% 1,600.00% 2017 2018 2019 2020 2021 0.30% 0.33% 0.33% 0.17% 0.09% 0.00% 0.20% 0.40% 0.60% 0.80% 2017 2018 2019 2020 2021 ASSET QUALITY AND RESERVE LEVELS OVERVIEW NPAS / ASSETS (%) RESERVES / LOANS (%) RESERVES / NPLS (%) ▪ Solid asset quality ▪ Strong reserve levels ▪ Proactive approach to classification of assets and management of loan problems 1.05% 1.30% 1.39% 1.73% 1.80% 0.00% 0.40% 0.80% 1.20% 1.60% 2.00% 2017 2018 2019 2020 2021

12 12.2% 12.9% 16.7% 16.8% 18.6% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% 2017 2018 2019 2020 2021 7.1% 7.5% 11.1% 9.2% 9.8% 8.3% 8.9% 12.9% 13.2% 15.1% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 2017 2018 2019 2020 2021 Tier 1 Leverage Tier 1 Capital 6.0% 6.9% 10.4% 9.3% 9.2% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 2017 2018 2019 2020 2021 STRONG CAPITAL AND SOURCES OF LIQUIDITY TANGIBLE COMMON EQUITY/TANGIBLE ASSETS 1 TIER 1 CAPITAL/TIER 1 LEVERAGE RATIOS PRIMARY AND SECONDARY SOURCES OF LIQUIDITY TOTAL RISK BASED CAPITAL Regulatory Capital Minimum to be considered well capitalized Cash and cash equivalents $242,311 Unencumbered securities – AFS 847,900 Over collateralized securities pledging – AFS — FHLB borrowing availability 677,418 Brokered CD capacity 678,538 Fed funds lines 102,000 Total as of 12/31/2021 $2,548,167 Tier 1 Capital Leverage 1 - Represents a non - GAAP financial measure. See “Non - GAAP Disclosure Reconciliation.” Regulatory Capital Minimum to be considered well capitalized

STRONG CORE FUNDING MIX

OVERVIEW AS OF DECEMBER 31, 2021

- Commercial transaction accounts totaled $1.3 billion and increased 14.1% YTD. Consumer transaction accounts totaled $739.2 million and decreased 14.8% YTD
- Synergistic deposits, including HSA deposits and those sourced through retirement plans and participants, totaled $669.0 million, with a YTD cost of 0.03%
- CD portfolio is primarily 6-month flex CD with over 50% held by clients for 10+ years
- Stable deposit relationships with 22-year average tenure on 10 largest depositors

LOW COST OF FUNDS



1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.13%
0.19%
0.20%
Cost of Total Deposits
Cost of Interest Bearing Deposits
Total Cost of Funds
2018
2019
2020
2021

Data YTD as of 12/31/2021.

DECEMBER 31, 2021 DEPOSIT FUNDING ($2,921MM)

As of December 31, 2021, core deposits totaled $2.9 billion or 97.0% of our total deposits



HSA Deposits 5.2%
Time Deposits 8.0%
Interest Bearing Demand Deposits 19.2%
Non-Interest Bearing Deposits 32.1%
Money Market & Savings Deposits 35.5%

13

ALERUS

14 0.65% 0.97% 0.51% 0.20% 1.83% 2.16% 0.45% 0.08% 3.84% 3.65% 3.22% 2.90% 4.81% 4.97% 4.35% 4.14% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 2018 2019 2020 2021 NET INTEREST MARGIN (NIM) 1 – Rates have been annualized for interim periods. Source: Alerus Financial Corporation; Federal Reserve Note: Net interest margin (FTE) is a non - GAAP financial measure; See “Non - GAAP Disclosure Reconciliation” in the Appendix to thi s presentation Loan Yield Net Interest Margin (fully - taxable equivalent “FTE”) Average Effective Fed Funds Rate Cost of Funds 1 1 1 1

15 NIM AND LOAN FLOORS VARIABLE RATE FLOORS BY INDEX VARIABLE RATE FLOORS COMMENTS $ in Millions Balance % of Total Balance Cumulative % of Total Balance No Floors $ 277 43.2% 43.2% Floors Reached 215 33.6% 76.8% 0 - 50 bps to reach floor 136 21.3% 98.1% >50bps to reach floor 12 1.9% 100.0% Total $ 640 100.0% Quarter over quarter highlights: ▪ Loan yield was up 2bps, investment yield was up 2bps and cash was up 4bps offset by increase in cash levels as a % of earning assets ▪ Other borrowings yield favorable 5pbs ▪ Deposit yield was down 1bps as deposit avg balance increased $43 million $ in Millions Index In the Money Out of the Money No Floor Total Total % Prime $ 188 $ 44 $ 24 $ 256 40.0% 1 Month LIBOR 8 – 157 165 25.8% 12 Month LIBOR – 67 75 142 22.2% FHLB 5 Year 11 21 15 47 7.3% Other 9 15 6 30 4.7% Total $ 216 $ 147 $ 277 $ 640 100.0% Percent of Total 33.7% 23.0% 43.3% 100.0% NET INTEREST INCOME 22,888 1,053 587 (46) 21,247 45 2 20,000 21,000 22,000 23,000 24,000 Decrease Increase

16 DIVERSIFIED

17 A BIG COMPANY MODEL WITH SMALL COMPANY EXECUTION OUR DIVERSE BUSINESS LINES Revenue data LTM as of 12/31/2021. TRUSTED ADVISOR BANKING WEALTH MANAGEMENT • Residential mortgage lending • Purchasing or refinancing • Residential construction lending • Home equity/second mortgages • Advisory services • Trust and fiduciary services • Investment management • Insurance planning • Financial planning • Education planning • Retirement plan administration • Retirement plan investment advisory • ESOP fiduciary services • Payroll administration services • HSA/FSA/HRA administration • COBRA BUSINESS BANKING • Commercial and commercial real estate lending • Agriculture lending • Treasury management • Deposit services CONSUMER BANKING • Deposit products and services • Consumer lending • Private banking MORTGAGE RETIREMENT AND BENEFITS 30% of Revenue 21% of Revenue 9% of Revenue 40% of Revenue

18 BY OUTSTANDING BALANCES WELL DIVERSIFIED LOAN PORTFOLIO As of 12/31/2021. 1 - 4 Residential 1st 25% 1 - 4 Residential Construction 2% 1 - 4 Residential Jr Lien 2% HELOC 5% RE Loans to be Sold 3% C&I 21% PPP 2% Ag Production 2% Other CRE 17% Owner Occupied CRE 11% Ag Land 2% Multifamily 4% Retail Indirect 1% Other Consumer 1% RE Construction 2%

19 STRONG GROWTH MARKETS AND STABLE CORE FUNDING MARKET DISTRIBUTION DEPOSITS ($2,921) LOANS ($ 1,758 ) (1) ARB ASSETS UNDER ADMIN/MGMT. ($ 36 ,733) WM ASSETS UNDER ADMIN/MGMT. ($4,040) MORTGAGE ORIGINATIONS ($1,836) ($ IN MILLIONS) Data as of 12/31/2021. 1 - Loans in our national market are participant loans not sourced directly through advisors located in one of our geographical m a rkets. LEGEND 6.6% 90.2% 3.2% 36.7% 52.8% 8.3% 2.2% 43.2% 29.5% 4.3% 23.0% 73.5% 10.1% 2.1% 14.3% 8.9% 13.6% 77.5%

20 Asset Based Retirement 29% Trust, Custody & Advisory 10% Record Keeping 17% Administration 13% Health & Welfare 10% Payroll Servicing 2% ESOP 7% Other 12% $27,812 $31,905 $34,200 $36,733 350,000 365,000 380,000 395,000 410,000 425,000 440,000 455,000 $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 2018 2019 2020 2021 AUA/AUM Participants $26,902 $28,404 $25,720 $31,545 $63,316 $63,811 $60,956 $71,709 $0 $20,000 $40,000 $60,000 $80,000 2018 2019 2020 2021 Net Income Revenue RETIREMENT AND BENEFITS OVERVIEW - 7,500 PLANS - NATIONAL FOOTPRINT ASSETS UNDER ADMINISTRATION/MANAGEMENT PROFIT MARGIN REVENUE MIX MARKET SENSITIVE REVENUE: 39% 1 1 Net Income before Tax and Indirect Allocations. ▪ RETIREMENT - Provide recordkeeping and administration services to qualified retirement plans ▪ ADVISORY SERVICES - Provide investment fiduciary services to retirement plans ▪ HEALTH AND WELFARE - Provide HSA, FSA, COBRA recordkeeping and administration services to employers ▪ ESOP - Provide trustee, recordkeeping and administration to employee stock ownership plans ▪ PAYROLL - Provide payroll and HRIS services for employers ▪ ONE ALERUS SYNERGIES • IRA rollovers $167.9 million YTD 12/31/2021 • Deposits - HSA deposits, 401(k) Money Market Funds, Emergency Savings, Terminated Participants • Managed accounts ($ in Millions) ($000s) Profit Margin: 42.5% 44.5% 42.2% 44.0%

21 $8,138 $8,314 $9,162 $12,183 $14,962 $15,502 $17,451 $21,052 $0 $6,000 $12,000 $18,000 $24,000 2018 2019 2020 2021 Net Income Revenue ▪ ADVISORY AND PLANNING SERVICES • Retirement Planning, Tax Planning, Insurance Planning, Wealth Transfer Planning and Business Transition Planning ▪ ASSET MANAGEMENT • Personalized SMA strategies, Tax Management and Global Perspective ▪ FIDUCIARY SERVICES • IRA, Agency and Personal Trust ▪ ONE ALERUS SYNERGIES • IRA rollovers • 401(k) managed accounts WEALTH MANAGEMENT SERVICES OVERVIEW OF SERVICES ASSETS UNDER ADMINISTRATION/MANAGEMENT PROFIT MARGIN REVENUE MIX 1 Net Income before Tax and Indirect Allocations. 1 ($ in Millions) ($000s) Asset Management 85% Brokerage 9% Insurance & Advisory 6% $2,627 $3,103 $3,339 $4,040 $0 $1,000 $2,000 $3,000 $4,000 $5,000 2018 2019 2020 2021 Profit Margin: 54.4% 53.6% 52.5% 57.9%

22 $564.0 $474.1 $465.4 $357.1 $295.4 $43.2 $43.9 $80.0 $58.7 $61.4 $607.2 $518.0 $545.4 $415.8 $356.8 $0.0 $250.0 $500.0 $750.0 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Sale Portfolio MORTGAGE BANKING OVERVIEW OF SERVICES MORTGAGE ORIGINATIONS GAIN ON SALE MARGIN ($000s) REVENUE SUMMARY ▪ 1st and 2nd mortgage product offerings through centralized mortgage operations in Minnesota ▪ Our Twin Cities originators averaged $58+ million in annual volume over the last three years ▪ YTD 5,586 loans closed, approximately 51% purchase originations, with approximately 90% sourced from the Twin Cities MSA ▪ Q4 2021 94.7% pull through on secondary market ▪ ONE ALERUS SYNERGIES • Through enhanced technology, digital applications total approximately 90%. Paperless environment eliminated nearly 200,000+ pages printed on a monthly basis • As of December 31, 2021, residential real estate first mortgages excluding construction mortgages totaled $479 million 1 Net Income before Tax and Indirect Allocations. ($000s) Q1 2021 Q2 2021 Q3 2021 Q4 2021 YTD 2020 YTD 2021 Origination and Sale $ 16,421 $ 17,803 $ 12,925 $ 9,812 $ 52,802 $ 56,961 Fair Value Changes 711 (5,515) (1,810) (1,846) 8,839 (8,459) Total $ 17,132 $ 12,288 $ 11,115 $ 7,967 $ 61,641 $ 48,502 Net income (1) $ 6,725 $ 2,116 $ 3,151 $ 1,329 $ 27,410 $ 13,321 Profit Margin 39.3% 17.2% 28.3% 16.7% 44.5% 27.5% 3.5% 3.2% 3.7% 3.6% 3.2% 2.0% 3.0% 4.0% Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Purchase % 42.1% 32.3% 52.5% 67.5% 57.7% Refinance % 57.9% 67.7% 47.5% 32.5% 42.3%

23 LOAN PORTFOLIO AND CREDIT QUALITY

24 SUMMARY BY INDUSTRY TYPE TOTAL COMMITMENT COMMERCIAL & INDUSTRIAL 1 1 – Commercial and industrial loans includes C & I, Loans to Public Entities, and Other Loans. It Excludes PPP and Ag Production loans “Other” includes to the following industries (1) Nonclassifiable establishments, (2) Management of Companies and Enterprises, (3) Administrative and Support and Waste Management and Remediation Services, (4) Accommodation and Food Services, (5) Educational Services, (6) Other Services (except Public Administration), (7) Information , (8) Arts, Entertainment, and Recreation, (9) Agriculture Forestry, Fishing, and Hunting, (10) Public Administration), (11) Mining Quarrying, and Oil and Gas Extraction, and (12) Utilities “Other Retail Trade” includes to the following sub - industries within Retail Trade: (1) Miscellaneous Store Retailers, (2) Furnit ure and Home Furnishings Stores, (3) Sporting Goods, Hobby, Musical Instrument, and Book Stores, (4) Clothing and Clothing Accessories Stores, and (5) General Merchandise Stores Transportation and Warehousing 4% Health Care and Social Assistance 7% Professional, Scientific and Technical Services 7% Manufacturing 10% Real Estate and Rental and Leasing 12% Wholesale Trade 6% Construction 13% Finance and Insurance 14% Other 9% Motor Vehicle and Parts Dealers 8% Food and Beverage Stores 2% Electronics and Appliance Stores 3% Heath and Personal Care Services 1% Gasoline Stations 1% Building Material and Garden Equipment and Supplies Dealers 1% Nonstore Retailers 1% Other Retail Trade 1% Retail Trade 18%

25 LOANS SECURED BY REAL ESTATE TOTAL COMMITMENT COMMERCIAL REAL ESTATE 1 1 – Loans secured by commercial real estate include Multifamily loans, Ag land, Other CRE, Owner Occupied CRE, and Ag production Portfolio Avg FICO Avg LTV Serviced 762 65% Non - Serviced 779 25% Junior 756 78% HELOC 796 64% TOTAL COMMITMENT RESIDENTIAL REAL ESTATE Office 19% Retail 17% Warehouse 19% Manufacturing 1% Residential Development 1% Mixed Residential/Commercial 1% Mixed Commercial 5% Apartments 14% Medical Or Nursing Facilities 7% Commercial/Land Development 12% Ag Land 4% Serviced 51% 1 - 4 1st Non - Serviced 4% 1 - 4 Family Jr Liens 3% 1 - 4 Family Revolving 31% 1 - 4 Family Construction 6% Held for Sale 5%

26 LINE OF CREDIT UTILIZATION C&I AND HOME EQUITY LINES OF CREDIT 1 1 – Commercial and industrial loans includes revolving C & I Loans and Other Loans. It Excludes non - revolving C&I loans, Ag Prod uction, PPP and loans to Public Entities. 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% - 50,000 100,000 150,000 200,000 250,000 300,000 350,000 400,000 450,000 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 C&I Funded Unfunded Funded% 0% 10% 20% 30% 40% 50% 60% - 50,000 100,000 150,000 200,000 250,000 300,000 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Home Equity Lines of Credit Funded Unfunded Funded%

27 CHANGES IN THE ALLL BY PORTFOLIO SEGMENT ALLOWANCE FOR LOAN LOSSES Twelve months ended December 31, 2021 (dollars in thousands) Beginning Balance Provision for Loan Losses Loan Charge - offs Loan Recoveries Ending Balance Commercial Commercial and industrial $ 10,205 $ (1,710) $ (1,230) $ 1,660 $ 8,925 Real estate construction 658 125 — — 783 Commercial real estate 14,105 (2,015) (536) 822 12,376 Total commercial 24,968 (3,600) (1,766) 2,482 22,084 Consumer Residential real estate first mortgage 5,774 758 — — 6,532 Residential real estate junior lien 1,373 (201) — 123 1,295 Other revolving and installment 753 (259) (156) 143 481 Total consumer 7,900 298 (156) 266 8,308 Unallocated 1,378 (198) — — 1,180 Total $ 34,246 $ (3,500) $ (1,922) $ 2,748 $ 31,572

28 ALLOCATION BY PORTFOLIO SEGMENT ALLOWANCE FOR LOAN LOSSES December 30, 2021 December 31, 2020 (dollars in thousands) Allocated Allowance Percentage of loans to total loans Allocated Allowance Percentage of loans to total loans Commercial and industrial $ 8,925 24.8% $ 10,205 35.0% Real estate construction 783 2.3% 658 2.2% Commercial real estate 12,376 34.1% 14,105 28.5% Residential real estate first mortgage 6,532 29.1% 5,774 23.4% Residential real estate junior lien 1,295 7.1% 1,373 7.2% Other revolving and installment 481 2.6% 753 3.7% Unallocated 1,180 — % 1,378 — % Total loans $ 31,572 100.0% $ 34,246 100.0%

29 Risk Level Total Loans Unguaranteed Balance 1 Reserve Amount Reserve / Unguaranteed Loans Reserve/Total Loans Pass $ 1,736,289 $ 1,686,505 $ 28,067 1.66% 1.62% Special Mention 480 480 22 4.58% 4.58% Substandard 18,499 17,752 2,019 11.37% 10.91% Total Loans Evaluated Collectively 1,755,268 1,704,737 30,108 1.77% 1.72% Total Loans Evaluated Individually 2,752 2,520 284 11.27% 10.32% Unallocated – – 1,180 – – Total $ 1,758,020 $ 1,707,257 $ 31,572 1.85% 1.80% ALLOCATION BY RISK SEGMENT ($ IN 000’S) ALLOWANCE FOR LOAN LOSSES As of 12/31/2021. 1 - Unguaranteed balances exclude PPP loans as well as loans that are guaranteed by another government agency.

30 COVID - 19 RESPONSE

31 ▪ Since 2020, we exited three client offices and six admin offices (primarily housed by administrative and operational staff) ▪ Experienced minimal client and employee dissatisfaction ▪ All remaining client offices are now open across the Alerus footprint in ND, MN, and AZ PANDEMIC AGILITY RESULTED IN POSITIVE LASTING IMPACT POST COVID - 19 FACILITIES TRANSFORMATION Office Only 13% Office Primary 22% Home Primary 22% Home Only 43% Office Only or Primary 97% Home Only 3% PRE - COVID POST - COVID

32 PAYMENT DEFERRALS, MATURITY EXTENSIONS, AND PAYMENT MODIFICATION S COVID - 19 RELIEF PROGRAMS December 31, 2021 Loan Group Number Of Loans Granted Deferral ($ in 000’s) Still on Initial Deferral ($ in 000’s) Additional Deferral ($ in 000's) Returned to Normal ($ in 000’s) Consumer 182 $ 2,514 $ 18 $ — $ 2,496 Residential Real Estate Serviced 63 27,419 54 3,252 24,113 Residential Real Estate Non - serviced 77 10,550 — — 10,550 Commercial Real Estate 79 80,763 — — 80,763 Commercial & Industrial 187 33,335 — — 33,335 Total 588 $ 154,581 $ 72 $ 3,252 $ 151,257 Consumer 1% Residential Real Estate Serviced 99%

33 Retail Trade 19% Professional, Scientific, and Technical Services 20% Construction 11% Manufacturing 4% Wholesale Trade 7% Health Care and Social Assistance 3% Other Services (except Public Administration) 12% Administrative and Support and Waste Management and Remediation Services 5% Transportation and Warehousing 1% Accommodation and Food Services 6% Other 12% SBA PAYCHECK PROTECTION PROGRAM (PPP) COVID - 19 RELIEF PROGRAMS As of 12/31/2021. As of December 31, 2021 , 2,204 loans totaling $430.7 million have been approved for forgiveness by the SBA. Loan Amount Group # of Loans $ Originated (in 000’s) $150M or less 1,825 $ 75,613 $150M to $2MM 601 304,878 $2MM+ 28 93,757 Total 2,454 $ 474,248 INDUSTRY BREAKDOWN OF PPP LOANS MADE TO BORROWERS THROUGH 12/31/2021 SECURED SBA FINANCING OF 2,454 LOANS FOR APPR OXIMATELY $474MM

34 APPENDIX

FINANCIAL HIGHLIGHTS

($000s, except where otherwise noted)	Annual					17-'21
	2017	2018	2019	2020	2021	CAGR
Total Assets	$ 2,136,081	$ 2,179,070	$ 2,356,878	$ 3,013,771	$3,392,691	12.3%
Total Loans	1,574,474	1,701,850	1,721,279	1,979,375	1,758,020	2.8%
Total Deposits	1,834,962	1,775,096	1,971,316	2,571,993	2,920,551	12.3%
Tangible Common Equity[1]	125,154	147,152	240,008	274,043	307,663	25.2%
Net Income	$ 15,001	$ 25,866	$ 29,540	$ 44,675	$ 52,681	36.9%
ROAA (%)	0.75	1.21	1.34	1.61	1.66	
ROATCE (%)[1]	18.04	21.02	17.46	17.74	18.89	
Net Interest Margin (FTE) (%)[1]	3.74	3.84	3.65	3.22	2.90	
Efficiency Ratio (FTE) (%)[1]	75.36	73.80	73.22	68.40	70.02	
Non-Int. Income / Op. Rev. (%)	60.36	57.73	60.50	64.05	62.86	
Earnings per common share - diluted	1.07	1.84	1.91	2.52	2.97	
Total Equity / Total Assets (%)	8.41	9.04	12.12	10.96	10.59	
Tang. Cmn. Equity / Tang. Assets (%)[1]	6.01	6.91	10.38	9.27	9.21	
Loans / Deposits (%)	85.80	95.87	87.32	76.96	60.19	
NPLs / Loans (%)	0.37	0.41	0.45	0.26	0.12	
NPAs / Assets (%)	0.30	0.33	0.33	0.17	0.09	
Allowance / NPLs (%)	282.04	318.45	305.66	674.13	1,437.05	
Allowance / Loans (%)	1.05	1.30	1.39	1.73	1.80	
NCOs / Average Loans (%)	0.16	0.18	0.33	0.03	(0.04)	

1 Represents a non-GAAP financial measure. See "Non-GAAP Disclosure Reconciliation" in the Appendix to this presentation.

35 ALERUS

NON-GAAP DISCLOSURE RECONCILIATION

($000s, except where otherwise noted)	Annual				
	2017	2018	2019	2020	2021
Tangible common equity to tangible assets					
Total common stockholders' equity	$ 179,594	$ 196,954	$ 285,728	$ 330,163	$ 359,403
Less: Goodwill	27,329	27,329	27,329	30,201	31,490
Less: Other intangible assets	27,111	22,473	18,391	25,919	20,250
Tangible common equity (a)	125,154	147,152	240,008	274,043	307,663
Total assets	2,136,081	2,179,070	2,356,878	3,013,771	3,392,691
Less: Goodwill	27,329	27,329	27,329	30,201	31,490
Less: Other intangible assets	27,111	22,473	18,391	25,919	20,250
Tangible assets (b)	2,081,641	2,129,268	2,311,158	2,957,651	3,340,951
Tangible common equity to tangible assets (a)/(b)	6.01%	6.91%	10.38%	9.27%	9.21%
Tangible common equity per common share					
Total stockholders' equity	$ 179,594	$ 196,954	$ 285,728	$ 330,163	$ 359,403
Less: Goodwill	27,329	27,329	27,329	30,201	31,490
Less: Other intangible assets	27,111	22,473	18,391	25,919	20,250
Tangible common equity (c)	125,154	147,152	240,008	274,043	307,663
Common shares outstanding (d)	13,699	13,775	17,050	17,125	17,213
Tangible common equity per common share (c)/(d)	$ 9.14	$ 10.68	$ 14.08	$ 16.00	$ 17.87
Return on average tangible common equity					
Net income	$ 15,001	$ 25,866	$ 29,540	$ 44,675	$ 52,681
Add: Intangible amortization expense (net of tax)	3,655	3,664	3,224	3,129	3,460
Remeasurement due to tax reform	4,818	—	—	—	—
Net income, excluding intangible amortization (e)	23,474	29,530	32,764	47,804	56,141
Average total equity	176,779	187,341	231,084	310,208	346,059
Less: Average goodwill	27,329	27,329	27,329	27,439	30,385
Less: Average other intangible assets (net of tax)	19,358	19,522	16,101	13,309	18,548
Average tangible common equity (f)	130,092	140,490	187,654	269,460	297,126
Return on average tangible common equity (e)/(f)	18.04%	21.02%	17.46%	17.74%	18.89%
Net interest margin (tax-equivalent)					
Net interest income	$ 67,670	$ 75,224	$ 74,551	$ 83,846	$ 87,099
Tax equivalent adjustment	865	462	347	455	492
Tax equivalent net interest income (g)	68,535	75,686	74,898	84,301	87,591
Average earning assets (h)	1,833,002	1,970,004	2,052,758	2,618,427	3,018,172
Net interest margin (tax equivalent) (g)/(h)	3.74%	3.84%	3.65%	3.22%	2.90%
Efficiency Ratio					
Noninterest expense	$ 134,920	$ 136,325	$ 142,537	$ 163,799	$ 168,909
Less: Intangible amortization expense	5,623	4,638	4,081	3,961	4,380
Adjusted noninterest expense (i)	129,297	131,687	138,456	159,838	164,529
Net interest income	67,670	75,224	74,551	83,846	87,099
Noninterest income	103,045	102,749	114,194	149,371	147,387
Tax equivalent adjustment	865	462	347	455	492
Total tax equivalent revenue (j)	171,580	178,435	189,092	233,672	234,978
Efficiency ratio (i)/(j)	75.36%	73.80%	73.22%	68.40%	70.02%

36 ALERUS